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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


   Date of Report (Date of earliest event reported):        August 13, 2000.


                              STAN LEE MEDIA, INC.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)


      Colorado                      0-28530                     84-1341980
      --------                      -------                     -----------
  (State or other                 (Commission                 (I.R.S. Employer
  jurisdiction of                 File Number)                 Identification
  incorporation)                                                   Number)


 15821 Ventura Boulevard, Suite 675, Encino, California             91436
 ------------------------------------------------------           ----------
       (Address of Principal executive offices)                   (Zip Code)


   Registrant's telephone number, including area code:           (818) 461-1757
                                                                 --------------


                                 Not Applicable
                                 --------------
         (Former name or former address, if changed since last report.)





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ITEM 5.  OTHER ITEMS

      On August 16, 2000, Stan Lee Media, Inc. (the "Company") announced that it had entered into a binding memorandum of understanding with Venture Soft Co., Ltd., regarding the formation of a Japanese joint venture to repurposed and distribute the Company's animated story franchises for the Japanese and Korean markets. The terms of joint venture are set forth in the memorandum of understanding attached as exhibit 10.1 hereto.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a) Financial Statements of Businesses Acquired.

      None

(b) Pro Forma Financial Information.

      None

(c) Exhibits

      The following exhibits are filed with this report:



Exhibit
Number    Description
-------   -----------

10.1 Memorandum of Understanding, dated August 13, 2000, between the Company and Venture Soft, Co., Ltd.
99.1      Press Release




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SIGNATURE


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                  STAN LEE MEDIA, INC.
                                  --------------------
                                      (Registrant)


Date:  August 17, 2000.           By:  /s/  Rick C. Madden
                                       --------------------------------------
                                       Rick C. Madden
                                       Executive Vice President, General
                                       Counsel and Secretary




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                                  EXHIBIT INDEX



EXHIBIT
NUMBER     DESCRIPTION
-------    -----------
10.1 Memorandum of Understanding, dated August 13, 2000, between the Company and Venture Soft, Co., Ltd.
99.1       Press Release